EXHIBIT 99.3
J.P. MORGAN CHASE & CO.
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
(IN MILLIONS)


                                                    At         At          At          At          At           At          At
                                                 Sept. 30,   June 30,   March 31,    Dec. 31,   Sept. 30,   June 30,    March 31,
                                                   2000       2000         2000        1999       1999        1999         1999
                                                -----------------------------------------------------------------------------------
ASSETS
Cash and Due from Banks                         $  20,284   $  20,859   $  18,159   $  18,692   $  18,099   $  18,131   $  19,756
Deposits With Banks                                 8,669       8,768       8,190      30,421       8,001       7,909       5,625
Federal Funds Sold and Securities Purchased
      Under Resale Agreements                      69,413      69,421      70,048      58,981      64,162      60,426      53,454
Securities Borrowed                                36,424      34,681      35,027      35,528      36,479      41,134      40,091
Trading Assets:
      Debt and Equity Instruments                 140,992     115,730     124,225     104,125      89,569     100,306      95,881
      Derivative Receivables                       67,028      68,728      78,258      76,736      74,133      65,506      79,906
Securities:
      Available-For-Sale                           70,650      70,331      71,253      74,911      78,253      74,800      87,403
      Held-To-Maturity                                632         719         822         888         975       1,092       1,316
Loans (Net of Allowance for Loan Losses)          214,496     203,611     198,870     199,270     195,017     200,240     195,082
Private Equity Investments                         11,502      12,102      11,742      10,389       8,432       7,378       6,225
Accrued Interest and Accounts Receivable           15,491      18,122      18,681      20,554      17,799      16,100      15,642
Premises and Equipment                              6,863       6,584       6,460       6,436       6,301       6,078       6,017
Goodwill and Other Intangibles                     15,678      10,012       9,858       9,632       8,320       7,241       6,901
Other Assets                                       29,375      22,700      24,453      20,440      20,323      19,921      17,029
                                                -----------------------------------------------------------------------------------
           TOTAL ASSETS                         $ 707,497   $ 662,368   $ 676,046   $ 667,003   $ 625,863   $ 626,262   $ 630,328
                                                ===================================================================================
LIABILITIES
Deposits:
      Domestic:
           Noninterest-Bearing                  $  48,059   $  50,582   $  49,914   $  50,366   $  50,572   $  51,096   $  48,221
           Interest-Bearing                        83,674      81,709      81,911      84,341      82,842      87,695      88,912
      Foreign:
           Noninterest-Bearing                      6,844       7,322       5,640       6,559       7,546       5,423       4,778
           Interest-Bearing                       131,208     131,303     121,530     145,798     127,486     120,623     122,534
                                                -----------------------------------------------------------------------------------
               Total Deposits                   $ 269,785   $ 270,916   $ 258,995   $ 287,064   $ 268,446   $ 264,837   $ 264,445
Federal Funds Purchased and Securities Sold
      Under Repurchase Agreements                 145,210     125,237     139,520     109,841     105,658     105,453     113,026
Commercial Paper                                   19,462      13,354      15,031      20,363      16,323      18,161      14,498
Other Borrowed Funds                               20,065      15,124      16,271      15,403      16,493      17,587      18,395
Trading Liabilities:
      Debt and Equity Instruments                  58,972      52,506      54,633      46,268      41,284      45,064      41,713
      Derivative Payables                          65,253      65,531      72,117      72,722      67,843      61,900      70,489
Accounts Payable, Accrued Expenses and Other
      Liabilities, Including the Allowance
      for Credit Losses                            37,225      34,298      33,820      34,196      29,183      29,350      24,480
Long-Term Debt                                     45,634      44,528      45,825      41,852      42,046      45,161      44,496
Guaranteed Preferred Beneficial Interests in
      Corporation's Junior Subordinated
      Deferrable Interest Debentures                3,939       3,689       3,688       3,688       3,688       3,688       3,338
                                                -----------------------------------------------------------------------------------
           TOTAL LIABILITIES                    $ 665,545   $ 625,183   $ 639,900   $ 631,397   $ 590,964   $ 591,201   $ 594,880
                                                -----------------------------------------------------------------------------------
PREFERRED STOCK OF SUBSIDIARY                   $     550   $     550   $     550   $     550   $     550   $     550   $     550
                                                -----------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred Stock                                 $   1,522   $   1,522   $   1,622   $   1,622   $   1,622   $   1,722   $   1,722
Common Stock                                        2,066       2,066       1,625       1,625       1,625       1,625       1,625
Capital Surplus                                    12,427      12,205      12,280      12,724      12,348      12,172      11,989
Retained Earnings                                  31,678      30,887      29,848      28,455      26,796      25,715      24,373
Accumulated Other Comprehensive (Loss) Income        (995)     (1,281)     (1,266)     (1,428)     (1,192)       (820)       (136)
Treasury Stock, At Cost                            (5,296)     (8,764)     (8,513)     (7,942)     (6,850)     (5,903)     (4,675)
                                                -----------------------------------------------------------------------------------
           TOTAL STOCKHOLDERS' EQUITY           $  41,402   $  36,635   $  35,596   $  35,056   $  34,349   $  34,511   $  34,898
                                                -----------------------------------------------------------------------------------
           TOTAL LIABILITIES, PREFERRED
           STOCK OF SUBSIDIARY AND
           STOCKHOLDERS' EQUITY                 $ 707,497   $ 662,368   $ 676,046   $ 667,003   $ 625,863   $ 626,262   $ 630,328
                                                ===================================================================================


                                                   At           At
                                                Dec. 31,     Dec. 31,
                                                  1998         1997
                                                -----------------------
ASSETS
Cash and Due from Banks                         $  18,271    $  17,462
Deposits With Banks                                 9,583        5,018
Federal Funds Sold and Securities Purchased
      Under Resale Agreements                      49,498       69,257
Securities Borrowed                                31,510       39,048
Trading Assets:
      Debt and Equity Instruments                  90,616      105,220
      Derivative Receivables                       80,972       79,027
Securities:
      Available-For-Sale                           99,035       72,523
      Held-To-Maturity                              1,687        2,983
Loans (Net of Allowance for Loan Losses)          194,227      195,862
Private Equity Investments                          6,156        1,085
Accrued Interest and Accounts Receivable           16,275       14,297
Premises and Equipment                              5,936        5,618
Goodwill and Other Intangibles                      6,601        4,269
Other Assets                                       16,575       16,011
                                                -----------------------
           TOTAL ASSETS                         $ 626,942    $ 627,680
                                                =======================
LIABILITIES
Deposits:
      Domestic:
           Noninterest-Bearing                  $  48,783    $  48,085
           Interest-Bearing                        93,610       80,808
      Foreign:
           Noninterest-Bearing                      4,645        3,949
           Interest-Bearing                       120,427      119,725
                                                -----------------------
               Total Deposits                   $ 267,465    $ 252,567
Federal Funds Purchased and Securities Sold
      Under Repurchase Agreements                 105,000      113,930
Commercial Paper                                   14,425       11,366
Other Borrowed Funds                               19,754       24,037
Trading Liabilities:
      Debt and Equity Instruments                  31,782       44,521
      Derivative Payables                          77,363       79,058
Accounts Payable, Accrued Expenses and Other
      Liabilities, Including the Allowance
      for Credit Losses                            28,372       29,239
Long-Term Debt                                     43,794       36,376
Guaranteed Preferred Beneficial Interests in
      Corporation's Junior Subordinated
      Deferrable Interest Debentures                3,338        2,890
                                                -----------------------
           TOTAL LIABILITIES                    $ 591,293    $ 593,984
                                                -----------------------
PREFERRED STOCK OF SUBSIDIARY                   $     550    $     550
                                                -----------------------
STOCKHOLDERS' EQUITY
Preferred Stock                                 $   1,722    $   2,434
Common Stock                                        1,625        1,184
Capital Surplus                                    12,307       12,642
Retained Earnings                                  23,158       20,501
Accumulated Other Comprehensive (Loss) Income         493          527
Treasury Stock, At Cost                            (4,206)      (4,142)
                                                -----------------------
           TOTAL STOCKHOLDERS' EQUITY           $  35,099    $  33,146
                                                -----------------------
           TOTAL LIABILITIES, PREFERRED
           STOCK OF SUBSIDIARY AND
           STOCKHOLDERS' EQUITY                 $ 626,942    $ 627,680
                                                =======================